February 17, 2012 (as revised, August 10, 2012)
Share Classes      Class A    Class C   Institutional II
Allianz Funds Prospectus

Allianz Global Investors Money Market Fund
Class A	AIAXX
Class C	AICXX
Institutional II Class	AGIXX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Funds Prospectus

The Prospectus explains what you should know about the Allianz Global Investors Money Market Fund (the “Fund”), a series of Allianz Funds (the “Trust”), before you invest. Please read it carefully.

Allianz Global Investors Money Market Fund

Investment Objective	The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”), by investing in U.S. dollar-denominated money market securities.

Fees and Expenses of the Fund	The Fund invests as part of a “master-feeder” structure. The Fund operates as a “feeder fund” which means it invests in a separate mutual fund, or a “master fund.” The Fund currently invests substantially all of its assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a registered open-end fund advised by SSgA Funds Management, Inc. (“SSgA FM”) with an identical investment objective. The Master Portfolio may accept investments from other feeder funds, as well as non-fund investors. The Fund bears the Master Portfolio’s expenses in proportion to its investments in the Master Portfolio. The Fund can set its own fund-specific expenses, investment minimums and other requirements.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	None	1%

Class C	None	1%

Institutional II	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees(3)	(12b-1) Fees	Expenses(4)	Expenses(5)	Reductions(5)	Reductions

Class A	0.05%	0.10%	0.64%	0.79%	(0.53)%	0.26%

Class C	0.05	0.10	0.64	0.79	(0.53)	0.26

Institutional II	0.05	None	0.64	0.69	(0.53)	0.16

(1) A 1% CDSC will be assessed for certain Class A shares that are held for less than eighteen months and any Class C shares that are held for less than one year. For purposes of determining whether a CDSC is charged, the holding period is measured from the date of purchase of shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held.

(2) The table and the Examples below reflect the expenses of both the Fund and the Master Portfolio.

(3) The fee shown is the investment advisory fee paid by the Master Portfolio to SSgA FM. Under contract, Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s Manager, receives no management fee from the Fund for any period in which the Fund invests substantially all of its investable assets in the Master Portfolio or through another master-feeder structure.

(4) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending December 31, 2012 and include organizational expenses, as well as operating expenses paid by the Master Portfolio.

(5) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive the Fund’s allocable share of the ordinary operating expenses of the Master Portfolio and Fund fees and expenses and to reimburse the Fund through April 30, 2013 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.26% for Class A shares, 0.26% for Class C shares and 0.16% for Institutional II Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years

Class A	$27	$145

Class C	27	145

Institutional II	16	113

Principal Investment Strategies	The Fund pursues its investment objective through a “master-feeder” arrangement. The Fund ordinarily invests substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds.

The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with

Prospectus	3

Allianz Global Investors Money Market Fund (continued)

the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio, unless otherwise noted.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same or substantially the same investment objective as the Fund, the Fund may invest in individual money market instruments through a portfolio managed directly by Allianz Global Investors Fund Management LLC (the “Manager”) or a sub-adviser at the delegation of the Manager, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of portfolio liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the Master Portfolio’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

Principal Risks	The risks discussed below for the Master Portfolio expose the Fund to the same risks. Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Master Portfolio’s and the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund or the Master Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Master/Feeder Structure Risk. The Fund’s performance may suffer as a result of large-scale redemptions by other feeder funds, if any, or other investors of their shares in the Master Portfolio. Also, other feeder funds, if any, or other investors in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund’s interest, and could have effective voting control over the operation of the Master Portfolio. The Fund’s ability to maintain a stable NAV and to meet redemption requests is dependent on the Master Portfolio’s continued ability to do the same. The Fund may not be able to find a suitable alternative if it ceases to invest substantially all of its assets in the Master Portfolio.

Money Market Risk. An investment in the Fund or in the Master Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Master Portfolio and the Fund seek to preserve the value of their shares at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the Master Portfolio or the Fund.

Risks of Investing Principally in Money Market Instruments:
Interest Rate Risk—The risk that interest rates will rise, causing the value of the Master Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Master Portfolio receives on its new investments generally will decline.

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Master Portfolio’s income and the market value of the instrument.

Liquidity Risk—The risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such

4	Allianz Funds

Allianz Global Investors Money Market Fund (continued)

securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

Risk Associated with Maintaining a Stable Share Price. If the market value of one or more of the Master Portfolio’s investments changes substantially during the period when the Master Portfolio holds them, the Master Portfolio and, in turn, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

Low Short-Term Interest Rates. At the date of this Prospectus, short-term interest rates approach 0%, and so the Master Portfolio’s yield, is very low. If the Master Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Master Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Banking Industry Risk. To the extent the Master Portfolio concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Master Portfolio than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

Repurchase Agreement Risk. The Master Portfolio may enter into repurchase agreements, which are agreements to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed upon price. If the Master Portfolio’s counterparty is unable to honor its commitments, the Master Portfolio could lose money.

Mortgage-Related and Other Asset-Backed Securities Risk. Defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

Foreign Securities Risk. The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

U.S. Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. government, and to the extent the Master Portfolio owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

Variable and Floating Rate Securities Risk. The Master Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Master Portfolio will approximate their par value. Variable and floating rate securities are subject to interest rate and credit/default risk.

Market Risk. The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Prospectus	5

Allianz Global Investors Money Market Fund (continued)

Risk of Regulation of Money Market Funds. The Securities and Exchange Commission (“SEC”) has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Master Portfolio. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Master Portfolio.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC (the “Manager”) is the investment manager of the Fund. The Manager has overall responsibility for the general management and administration of the Fund, under the general oversight of the Board of Trustees of the Fund. The Master Portfolio in which the Fund invests is advised by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

Purchase and Sale of Fund Shares	Class A and Class C shares. You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. Class C shares of the Fund are not available for purchase except through exchanges and dividend reinvestments, as described under “Sales of Class C Shares” in the Fund’s statutory prospectus.

Institutional II Class shares. Institutional II Class shares of the Fund are only available for purchase by other series of Allianz Funds or Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager or its affiliates as shall be determined by the Manager from time to time. The minimum investment requirement for Institutional II Class shares is $10,000,000, although the Manager may waive the minimum in its discretion. Institutional II Class shares may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for regular trading.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Allianz Funds

Principal Investments and Strategies of the Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding the Fund’s investment objective, principal investments and strategies and principal risks.

It is possible to lose money on an investment in the Fund. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	7

Allianz Global Investors Money Market Fund

Principal Investments and Strategies	Investment Objective
To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”), by investing in U.S. dollar-denominated money market securities	Fund Category Money Market Fund	Dividend Frequency Accrued daily and distributed monthly

The Fund pursues its investment objective through a “master-feeder” arrangement. The Fund ordinarily invests substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds.

The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable, $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same or substantially the same investment objective as the Fund, the Fund may invest in individual money market instruments through a portfolio managed directly by Allianz Global Investors Fund Management LLC (the “Manager”) or a sub-adviser at the delegation of the Manager, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of portfolio liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the Master Portfolio’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

The investment objective of the Fund and of the Master Portfolio may be changed without shareholder approval.

8	Allianz Funds

Allianz Global Investors Money Market Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

• Banking Industry Risk • Credit Risk • Foreign Securities Risk • Interest Rate Risk • Liquidity Risk • Low Short-Term Interest Rates	• Market Risk • Master/Feeder Structure Risk • Money Market Risk • Mortgage-Related and Other Asset-Backed Securities Risk • Risk of Regulation of Money Market Funds	• Repurchase Agreement Risk • Risk Associated with Maintaining a Stable Share Price • U.S. Government Securities Risk • Variable and Floating Rate Securities Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	9

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund Summary and are described in more detail in this section. The Fund is exposed to these risks through its investment in the Master Portfolio. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time; although not currently anticipated, the Fund may invest in master funds other than the Master Portfolio or directly in money market instruments. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Master/Feeder Structure Risk	Unlike traditional retail money market funds that invest directly in a portfolio of money market securities, the Fund pursues its objective by ordinarily investing substantially all of its assets in another mutual fund (the Master Portfolio) with substantially the same investment objectives, policies, restrictions and risks (other than risks associated with being a feeds fund). The ability of the Fund to meet its investment objective is directly linked to the ability of the Master Portfolio to meet its objective. The ability of the Master Portfolio and, in turn, the Fund to meet its objective may be adversely affected by the voting purchase and redemption activities of other investors in the Master Portfolio. Other feeder funds, if any, or other investors in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund’s interest, and could have effective voting control over the operation of the Master Portfolio. The Fund’s performance may suffer as a result of large cash inflows into or outflows out of the Master Portfolio. For example, a large-scale redemption by another investor in the Master Portfolio may increase the proportionate share of the costs of the Master Portfolio borne by the remaining shareholders, including the Fund. While the risk of shareholder redemptions is endemic to the open-end fund structure, the presence of other feeder fund investors in the Master Portfolio gives your Fund’s Trustees and management less visibility into, and less control over, the handling of redemptions than they would have if all investors in the underlying pool of assets were Fund shareholders.

The ability of the Fund to meet redemption requests depends on its ability to redeem shares that it holds in the Master Portfolio. The Master Portfolio may suspend or postpone redemptions, to the extent permitted by the 1940 Act and other applicable law, if, for example, an emergency exists, as a result of which disposal by the Master Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Master Portfolio fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Master Portfolio. If the Master Portfolio were to suspend or postpone redemptions, the Fund may seek to suspend redemptions of Fund shares.

If the Master Portfolio is unable to maintain a stable NAV, for example during periods of rapidly changing interest rates or turbulent market conditions or when the Master Portfolio experiences significant redemption requests, the Fund may lose money. (See “Risk Associated with Maintaining a Stable Share Price”.)

If the Fund were to withdraw in whole or in part, its investment in the Master Portfolio for any reason, there is no assurance that the Fund could find a suitable replacement for the Master Portfolio. This might occur for any number of reasons, such as if the Fund’s Board determines that such action would be in the best interests of the Fund, if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund, if the Fund can no longer meet the Master Portfolio’s investment minimums, or if the Master Portfolio ceases to operate.

Banking Industry Risk	To the extent that the Master Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Master Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the bank obligations of certain financial institutions, resulting in some cases in extreme price volatility and a lack of liquidity.

Foreign Securities Risk	The Master Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing

10	Allianz Funds

and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Interest Rate Risk	During periods of rising interest rates, the Master Portfolio’s yield generally is lower than prevailing market rates causing the value of the Master Portfolio to fall. In periods of falling interest rates, the Master Portfolio’s yield generally is higher than prevailing market rates, causing the value of the Master Portfolio to rise. Typically, the more distant the expected cash flow that the Master Portfolio is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If the Master Portfolio owns securities that have variable or floating interest rates, as interest rates fall, the income the Master Portfolio receives from those securities also will fall.

Credit Risk	Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Master Portfolio may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower credit quality issuers have higher credit risks. An actual or perceived loss in creditworthiness of an issuer of a fixed-income security held by the Master Portfolio may result in a decrease in the value of the security. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Master Portfolio, may default on its payment or repurchase obligation, as the case may be.

Liquidity Risk	Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities held by the Master Portfolio, thus, making it difficult for the Master Portfolio to determine their values. The Master Portfolio may have to value illiquid securities at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The Master Portfolio also may not be able to sell the securities at any price.

Market Risk	The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Master Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund and Master Portfolio themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s or Master Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Master Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Portfolio.

U.S. Government Securities Risk	U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

Variable and Floating Rate Securities Risk	A variable rate security provides for the automatic establishment of a new interest rate on set dates and a floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by the Master Portfolio may include variable and floating rate instruments, that may have a stated maturity in excess of the Master Portfolio’s maturity limitations but which will, except for certain U.S. government obligations, permit the Master Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days’ notice.

Prospectus	11

Money Market Risk	An investment in the Fund or in the Master Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Master Portfolio and the Fund seek to preserve the value of their shares at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the Master Portfolio or the Fund.

Risk Associated with Maintaining a Stable Share Price	If the market value of one or more of the Master Portfolio’s investments changes substantially during the period when the Master Portfolio holds them, the Master Portfolio may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

Low Short-Term Interest Rates Risk	At the date of this Prospectus, short-term interest rates approach 0%, and so the Master Portfolio’s yield is very low, which will result in the Fund’s yield also being very low as these market conditions persist. If the Master Portfolio generates insufficient income to pay its expenses, it and the Fund may not pay a daily dividend and may have a negative yield (i.e., may lose money on an operating basis). It is possible that the Master Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Risk of Regulation of Money Market Funds	The SEC has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Master Portfolio and the Fund. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Master Portfolio and the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk	Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Master Portfolio having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of an asset-backed or a mortgage-related or other asset-backed security. For some asset-backed securities in which the Master Portfolio invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

In a “forward roll” transaction, the Master Portfolio will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility risk that the Master Portfolio may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Master Portfolio may decline below the price at which the Master Portfolio is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the Master Portfolio.

Repurchase Agreement Risk	A repurchase agreement is an agreement to buy a security at one price from a seller and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as

12	Allianz Funds

loans made by the Master Portfolio which are collateralized by the securities subject to repurchase. The Master Portfolio’s investment return on such transactions will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the Master Portfolio’s counterparty should default on its obligations and the Master Portfolio is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Master Portfolio may realize a loss.

Additional Information about the Fund’s Non-Principal Investment Strategies and Risks

ECDs, ETDs and YCDs Risk	ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of domestic banks. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Prepayment Risk and Extension Risk	Prepayment risk and extension risk apply primarily to asset-backed securities.
Prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date. If the Master Portfolio has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Master Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the Master Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Section 4(2) Commercial Paper and Rule 144A Securities	The Master Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). This commercial paper is commonly called “Section 4(2) paper.” The Master Portfolio may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a exempt transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Master Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Master Portfolio’s limitation on illiquid securities if SSgA FM (pursuant to guidelines adopted by the Board of State Street Master Funds) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information (“SAI”) addresses the Fund’s and Master Portfolio’s limitations on illiquid securities.

Investment in Other Investment Companies	The Master Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), including mutual funds and exchange-traded funds that are sponsored or advised by the Master Portfolio’s investment adviser or its affiliates, to the extent permitted by applicable law or SEC exemptive relief. If the Master Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus (which include expenses of both the Master Portfolio and the Fund), but also, indirectly, the similar expenses, including advisory and administrative fees, of the money market funds in which the Master Portfolio invests. Shareholders would also be exposed to the risks associated not only with the investments of the Master Portfolio (indirectly though the Fund’s investments in the Master Portfolio) but also to the portfolio investments of the money market fund(s) in which the Master Portfolio invests.

Prospectus	13

Temporary Defensive Positions	From time to time, the Master Portfolio or the Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Master Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Master Portfolio’s or the Fund’s holdings in temporary defensive positions may be inconsistent with the Master Portfolio’s or the Fund’s principal investment strategy, and, as a result, the Master Portfolio and the Fund may not achieve their investment objective.

Additional Risks of Investing in the Fund	In addition to the risks described above, the Fund is newly formed and therefore has no history for investors to evaluate.

14	Allianz Funds

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post the Fund’s portfolio holdings information on the Fund’s website at www.allianzinvestors.com. The Fund’s website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Fund’s website will include links to the SEC’s website, where a user may obtain access to the most recent 12 months of publicly available filings on Form N-MFP by the Fund and the Master Portfolio. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

The Master Portfolio discloses to the general public the complete schedule of portfolio holdings for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC. In addition, under the Master Portfolio’s current policies, a complete list of portfolio holdings for the Master Portfolio may be found on www.sttfunds.com on a monthly basis, approximately five business days after such month-end.

Prospectus	15

Management of the Fund

Investment Manager and Administrator	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2011, the Manager and its investment management affiliates had approximately $1.4 trillion in assets under management.

Administrative Fees	Shareholders of the Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s average daily net assets. The Administrator, in turn, provides or procures administrative services for Class A, Class C and Institutional II Class shareholders. The Fund pays for all other costs and expenses of its operations including, without limitation, third party services such as custody, transfer agency, shareholder servicing, legal, accounting and printing. In addition, the Fund bears certain other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Shareholders of the Fund pay the Administrator monthly administrative fees at the annual rates (stated as a percentage of the average daily net assets) attributable in the aggregate to the Fund’s Class A, Class C, and Institutional II Class shares of 0.05%.

Sub-Administrative Fees	Shareholders of the Fund pay a sub-administrative fee to SSgA Funds Management, Inc. (the “Sub-Administrator”), computed as a percentage of the Fund’s average daily net assets. Pursuant to a Sub-Administration Agreement, the Sub-Administrator provides the following services to the Fund: (i) subject to review and comment by the Fund’s legal counsel, prepares background materials for Board meetings, makes presentations where appropriate, and addresses follow-up matters raised at Board meetings; (ii) provides support and assistance with investor and public relations matters; and (iii) reviews and provides support and assistance on shareholder communications.

Management Fees	The Fund has entered into an investment advisory agreement with the Manager. The Manager receives no compensation for its services to the Fund while the Fund is invested in a master-feeder structure. If the Fund does not invest substantially all of its investable assets in a master-feeder structure, the Manager would receive an investment advisory fee at an annual rate of 0.05% of average daily net assets.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Fund will be available in the semi-annual report to shareholders for the fiscal period ended June 30, 2012.

Temporary Fee Waivers, Reductions and Reimbursements	Expense Limitation Arrangements. The Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of the Fund. Specifically, the Manager will reimburse the Fund until the date indicated to the extent that Total Annual Operating Expenses including the payment of organizational expenses and certain Master Portfolio expenses, but excluding interest, taxes and extraordinary expenses and certain credits and other expenses, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Other Possible Temporary and Voluntary Expense Waivers, Reductions and Reimbursements. To maintain certain net yields for the Fund, the Manager or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses.

Portfolio Management	The Master Portfolio in which the Fund invests pursuant to a Master-Feeder Participation Agreement is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Master Portfolio and places all orders for purchases and sales of the Master Portfolio’s investments. SSgA FM receives an investment advisory fee at an annual rate of 0.05% of average daily net assets of the Master Portfolio. State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company, and includes

16	Allianz Funds

SSgA FM, a wholly-owned subsidiary. SSgA FM’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA managed approximately $1.87 trillion as of December 31, 2011 in investment programs and portfolios for institutional and individual investors. SSgA FM had approximately $216.9 billion in assets under management as of December 31, 2011.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

Prospectus	17

Classes of Shares—Class A, Class C and Institutional II Class Shares

The Trust offers investors Class A, Class C and Institutional II Class shares of the Fund. Except in the limited circumstances described below under “Sale of Class C Shares,” Class C shares of the Fund are not available for purchase. Each class of shares may be subject to different types and levels of sales charges (if applicable) and other fees than the other classes and may bear a different level of expenses.

As described within this prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class C Shares	• Class C shares of the Fund are only available by exchanges and dividend reinvestments.

Institutional II Class Shares
•   Institutional II Class shares of the Fund are only available for purchase by other series of Allianz Funds, Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager as shall be determined by the Manager from time to time.

All Classes
•   You do not pay any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of shares of the Fund, except that you normally pay contingent deferred sales charge (“CDSC”) of 1% if you redeem Class C shares during the first year after your initial purchase of another fund in the Trust or in Allianz Funds Multi-Strategy Trust that has exchange privileges with the Fund. The full amount of your purchase payment is invested initially. A CDSC of 1% may also apply to certain Class A shares.

Contingent Deferred Sales Charges (CDSCs)—Class A and C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within one year and in some instances your Class A shares within eighteen months, you will pay a 1% CDSC. For investors investing through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Shareholders who purchase Class A shares of the Fund and then exchange such shares for shares of another series of the Trust or Allianz Funds Multi-Strategy Trust will be subject to any sales charges and CDSCs imposed by the fund into which the shareholder exchanges. Please see the prospectus for the applicable fund to determine the amount of sales charge that may be assessed. For purposes of determining whether a CDSC is charged with respect to Class C shares, the holding period is measured from the date of purchase of shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held.

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price of the fund from which you exchanged into the Fund or the then current NAV of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

Shareholder Servicing (12b-1) Plan	The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Shareholder Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The following lists the maximum annual rates at which the servicing fees may be paid by the Fund under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Servicing
Fee

Class A	0.10%

Class C	0.10%

18	Allianz Funds

Payments to Financial Firms	Some or all of the sales charges and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing Allianz-sponsored funds, including the Fund, with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing such funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and the Allianz Funds Multi-Strategy Trust (“MST”), (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and MST, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and MST. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and MST and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and MST by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or MST, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and MST, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Institutional II Class shares of the Fund. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in shares of the Fund and other funds of the Trust and MST, which in some cases could represent a significant dollar amount.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Prospectus	19

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and other funds of the Trust and MST and to encourage the sale of their shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Trust uses financial firms that sell Fund shares to effect transactions for the Trust’s portfolios, the Trust and the Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

20	Allianz Funds

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

• Wire transfer procedures
• Automatic purchase, exchange and withdrawal programs
• Programs that establish a link from your Fund account to your bank account
• Special arrangements for tax-qualified retirement plans

Calculation of Share Price and Redemption Payments	When you buy shares of the Fund, you pay a price equal to the NAV of the shares. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined once each business day at 5:00 p.m. Eastern time, except for days when the NYSE closes earlier than its regular closing time. See “How Fund Shares Are Priced” below for details. For Institutional II Class shares, purchase and redemption orders must be received by the Distributor by 3:00 p.m., Eastern time to receive that day’s NAV. Orders received after 3:00 p.m. Eastern time for Institutional II Class shares will be processed on the next business day. For Class A and Class C shares, purchase and redemption orders must be received by the Distributor by 4:00 p.m. Eastern time to receive that day’s NAV. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the applicable cutoff time described above and was received by the Distributor on the morning of the following business day, ordinarily before 9:30 a.m., Eastern time. Please see the Statement of Additional Information for details.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares— Classes A	You can buy Class A shares of the Fund in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

    •   Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form, as described under “All Share Classes” below, to:

Allianz Family of Funds P.O. Box 8050 Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Trust at 1-800-988-8380 if you have any questions regarding purchases by mail.

Prospectus	21

The Trust reserves the right to require payment by wire or U.S. bank check. The Trust generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Investment Minimums— Class A	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A shares.

Initial Investment	Subsequent Investments
$1,000	$50

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Buying Shares— Class C	Class C shares of the Fund are not available for purchase, except through exchanges and dividend reinvestments.

Buying Shares—Institutional II Class	Institutional II Class shares are only available for purchase by other series of Allianz Funds, Allianz Funds Multi-Strategy Trust or by certain other clients of the Manager as shall be determined by the Manager from time to time.

Investment Minimums— Institutional II Class	The minimum initial investment for shares of the Institutional II Class is $10 million. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Abusive Trading Practices	The Trust encourages shareholders to invest in Funds in the Allianz Family of Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” Money market funds, however, generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The Trust and the Manager believe that money market funds, such as the Fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

To discourage excessive, short-term trading and other abusive trading practices, Funds in the Allianz Family of Funds that are not money market mutual funds have adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to such funds and their shareholders, which may apply to exchanges from or into this Fund.

Minimum Account Size	Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. The Trust reserves the right to redeem shares in any account that falls below the values listed below:

    •   Class A and Class C. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and series of Allianz Funds Multi-Strategy Trust accounts exceeds $50,000.

    •   Institutional II Class. The Trust reserves the right to redeem Institutional II Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $1,000,000.

Exchanging Shares	Except as provided below, you may exchange your Class A or Class C shares of the Fund for the same Class of shares of another series of the Trust or Allianz Funds Multi-Strategy Trust that offers the same Class of shares. Institutional II Class shares may not be exchanged. For Class A and Class C shares, exchange orders must be

22	Allianz Funds

received by the Distributor by 4:00 p.m. Eastern time to be exchanged on the basis of that day’s NAV. Orders received after 4:00 p.m. Eastern time will be processed on the next business day. Currently, the Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

For Class A and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

In certain circumstances, shares of one Class of the Fund may also be exchanged directly for shares of another Class of the Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

The Trust and the Manager each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders and/or other series of the Trust and their shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Trust will not always be able to detect market timing activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Trust. For example, it is more difficult for the Trust to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s and other series’ underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Class A and C	You can sell (redeem) Class A or Class C shares of the Fund in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

    •   Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

         (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or accompanying stock power, if required, as described under “Signature Guarantee” below; and

         (3) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem

Prospectus	23

your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

• Telephone requests to the Transfer Agent
• Expedited wire transfers
• Automatic Withdrawal Plan
• Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. A CDSC will only be assessed for any Class A shares that are held for less than eighteen months by certain shareholders who purchased Class A shares of another series of the Trust or Allianz Funds Multi-Strategy Trust without paying a front-end sales charge. A CDSC will only be assessed for any Class C shares that are held for less than one year, measured from the date of purchase of Class C shares of the fund from which the investor has exchanged into the Fund. The holding period will include the time the shares of the Fund are held. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Institutional II Class	You can sell (redeem) Institutional II Class shares of the Fund in the following ways:

Redemptions of Shares of Shares Held Directly with the Trust

    •   Redemptions by Mail. An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

    •   Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written

24	Allianz Funds

confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions of Shares Held Through Intermediaries or Financial Service Firms

You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Prospectus	25

Timing of Redemption Payments	For Class A and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Institutional II Class shares, redemption proceeds will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

Redemptions in Kind	The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation	When a signature validation is called for, a “Medallion” signature guarantee or a Signature Validation Program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Fund are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380 (for Class A and C shares) or 1-800-498-5413 (for Institutional II Class shares). Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

26	Allianz Funds

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily 5:00 p.m., Eastern time.

For Institutional II Class shares, orders must be received by the Distributor by 3:00 p.m., Eastern time to receive that day’s NAV. Orders received after 3:00 p.m. Eastern time will be processed on the next business day. For Class A and Class C shares, orders must be received by the Distributor by 4:00 p.m. Eastern time to receive that day’s NAV.

To the extent that the Fund’s assets consist of investments in the Master Portfolio, the Fund will calculate its share price using the NAV of those investments as reported by the Master Portfolio. In order to help it meet its goal of maintaining a steady $1.00 NAV, the Master Portfolio uses the amortized cost method to value its portfolio instruments, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended. In this method, an instrument is initially valued at its actual cost, and over time its value is assumed to move in a straight line toward its value at maturity, regardless of actual market value.

Prospectus	27

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. With respect to Class A and Class C, if a purchase order for shares is received prior to 4:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by 4:00 p.m., Eastern time, on the day the purchase order is received, dividends will accrue starting on the following business day. If you send your order for Class A shares by check, dividends begin to accrue on the next business day after the check is received by the Transfer Agent. With respect to Institutional II Class shares, if a purchase order for shares is received prior to 3:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. Dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The Fund intends to declare income dividends daily and distribute income dividends to shareholders of record monthly. To the extent a significant portion of the securities held by the Fund, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, the Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

For Institutional II Class Shares: A Fund’s dividend and capital gain distributions with respect to Institutional II Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. An Institutional II Class shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class A and Class C shares, you can choose from the following distribution options:

• Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in shares of the same class of any series of the Trust or Allianz Funds Multi-Strategy Trust that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

    •   Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. Fund shareholders may continue to elect to have distributions invested in the same class of another series of Allianz Funds or Allianz Funds Multi-Strategy Trust.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account until the checks escheat.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380 (for Class A and C shares) or 1-800-498-5413 (for Institutional II Class shares).

28	Allianz Funds

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Fund. An investment in the Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated and intends to qualify and be treated each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

    •   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Because the Fund will ordinarily invest substantially all of its assets in the Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes, the Fund’s distributable income and gains will normally consist of income and gains realized by the Master Portfolio and allocated to (or otherwise taken into account by) the Fund. Fund dividends derived from investment income realized by the Master Portfolio are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Master Portfolio owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your Fund shares. In general, the Master Portfolio will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Fund generally does not expect to realize long-term capital gains and therefore generally does not expect to distribute Capital Gain Dividends. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

    •   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

    •   Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

Prospectus	29

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information specific to the Fund and not necessarily the Master Portfolio about some of the principal investments and related risks of the Fund identified in the Fund Summary and under “Principal Investments and Strategies of the Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the Manager can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Illiquid Securities	The Fund may invest in illiquid securities so long as not more than 10% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund or the Manager. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

30	Allianz Funds

Financial Highlights

The Fund is newly formed and as a result financial highlights are not available.

Prospectus	31

Allianz Funds	INVESTMENT ADVISER AND ADMINISTRATOR
Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1633 Broadway, New York, New York 10019

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut, Suite 1300, Kansas City, MO 64106

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 or visit our Web site at www.allianzinvestors.com.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-988-8380 or by writing to:

Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Fund.

Investment Company Act File No. 811-6161	AZ988_081012